UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 7, 2023
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	Chicago Stock Exchange, Inc.
0.950% Notes due 2023	MMM23	New York Stock Exchange
1.500% Notes due 2026	MMM26	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SIX Swiss Exchange.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 7, 2023, the Board of Directors of 3M Company (the “Company”) elected Anne Chow and Pedro Pizarro to the Company’s Board of Directors, effective February 9, 2023. Ms. Chow is the retired Chief Executive Officer of AT&T Business. Mr. Pizarro is the President and Chief Executive Officer of Edison International. In connection with their election, the Board of Directors increased its size from 11 to 13 directors, and Ms. Chow and Mr. Pizarro joined the Board of Directors to fill the resulting vacancy.

The Board of Directors has determined that each of Ms. Chow and Mr. Pizarro is an independent director under the New York Stock Exchange (“NYSE”) listing standards and the Company’s director independence guidelines, as set forth in its Corporate Governance Guidelines (available on 3M’s website at www.3M.com, under Investor Relations — Corporate Governance).

Ms. Chow and Mr. Pizarro will participate in the compensation program for non-employee directors as described on pages 47-50 of the Company’s Proxy Statement for its Annual Meeting of Stockholders held on May 10, 2022 (filed with the Securities and Exchange Commission on March 23, 2022).

The Board has appointed Ms. Chow to the Compensation and Talent Committee, and the Science, Technology & Sustainability Committee of the Board, and Mr. Pizarro to the Audit Committee of the Board, in each case effective February 9, 2023. The Board of Directors has determined that Ms. Chow qualifies as a “non-employee director” under the Securities and Exchange Commission (“SEC”) rules. The Board has also determined that Mr. Pizarro is “financially literate” and has “accounting or related financial management expertise” under the NYSE listing standards and is an “audit committee financial expert” as that term is defined by applicable SEC regulations.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated as of February 8, 2023, of 3M Company
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Michael M. Dai

Michael M. Dai
Vice President, Associate General Counsel & Secretary
Dated: February 8, 2023